Exhibit 10.24

OPTION CANCELLATION AGREEMENT

Five Below, Inc.

1818 Market Street

Suite 1900

Philadelphia, PA 19103

March 22, 2012

David Schlessinger

Dear David,

Reference is made to the Non-Qualified Stock Option Agreement, between Five Below, Inc. and you, dated October 14, 2010 (the “Option Agreement”), pursuant to which 2,919,973 non-qualified stock options (the “Options”) were granted to you under the Five Below, Inc. Equity Incentive Plan, as amended (the “Plan”). Pursuant to the terms and conditions of this Option Cancellation Agreement (the “Agreement”), you agree to the cancellation of the Options in exchange for which Five Below, Inc. (the “Company”) will make two grants of restricted stock, as described herein, to you.

All capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan. A copy of the Plan is attached hereto. In the event of any inconsistency between the Plan and this Agreement (other than with respect to the treatment of dividends as specified below), the terms of the Plan shall control.

Cancellation of Options. You agree that the Options shall be cancelled as of the date hereof and, as of the date hereof, you shall have no further rights pursuant to either such Options or the Option Agreement.

Restricted Shares: You are hereby awarded 973,325 Restricted Shares (the “Vested Stock”), which shall be made under and subject to the terms of the Plan. The Vested Stock shall be fully vested and not subject to any forfeiture restrictions on the date of grant and any dividends in cash, stock or other property made with respect to the Vested Stock will be made to you at the time or times as such dividends are otherwise paid to the shareholders of the Company. However, (i) the Vested Stock shall not be granted to you until the date on which you pay to the Company, in cash, an amount equal to the applicable withholding and other taxes that the Company is required to withhold and deposit in connection with the grant of the Vested Stock to you and (ii) the Vested Stock shall not be granted to you unless you make such payment to the Company on or prior to March 23, 2012.

In addition, as of the date hereof, you will also be granted 1,946,648 Restricted Shares (the “Restricted Stock”), which shall be made under and subject to terms of the Plan; provided however, that notwithstanding Section 7(c)(ii) of the Plan, any dividends in cash, stock or other property made with respect to the Restricted Stock will be made to you at the time or times as such dividends are otherwise paid to the shareholders of the

Company, regardless of whether the Restricted Stock underlying the dividend right is then subject to forfeiture. The forfeiture restrictions applicable to the Restricted Stock will, subject to your continued employment with the Company and its Affiliates as of such date, lapse according to the following schedule:

•	973,324 Restricted Shares shall lapse and become free from risk of forfeiture on the first anniversary of the date hereof; and

•	973,324 Restricted Shares shall lapse and become free from risk of forfeiture on the second anniversary of the date hereof.

Notwithstanding the foregoing, upon (i) a “Change in Control Transaction” (as such term is defined in the Employment Agreement between you and the Company, dated October 14, 2010, as amended (the “Employment Agreement”)), (ii) your termination of employment by the Company and its Affiliates without “Cause” (as such term is defined in the Employment Agreement), (iii) your termination of employment with the Company and its Affiliates due to your death or Disability or (iv) your voluntary termination of employment with the Company and its Affiliates due to “Good Reason” (as such term is defined in the Employment Agreement), the forfeiture restrictions underlying your Restricted Stock will immediately and fully lapse and the Restricted Stock shall become free from any forfeiture restrictions. If your employment with the Company and its Affiliates terminates or is terminated for any other reason, any Restricted Stock that are then still subject to forfeiture restrictions as of such date shall be immediately forfeited with no other compensation due to you.

As a further condition of the grant of the Restricted Stock, you are required to make a valid, timely election (in substantially the form attached hereto as Exhibit A) to include in your current year income the fair market value of the Restricted Stock, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended. Upon making such election, you shall promptly furnish a copy of the election to the Company. THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES RESULTING FROM YOUR CODE SECTION 83(b) ELECTION OR YOUR FAILURE TO MAKE SUCH ELECTION.

The terms of the Vested Stock and the Restricted Stock, as reflected above, shall be made in the form of the Award Agreements attached hereto as Exhibits A and B, respectively.

Withholding. You agree that, no later than the date on which you make the required 83(b) election, you will pay to the Company in cash the amount of any applicable withholding and other taxes that the Company is required to withhold and deposit in connection with your making the 83(b) election with respect to the Restricted Stock.

No Right to Continued Service. Nothing in this Agreement shall confer on you the right to continue in the employ or other service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate your employment or other service at any time and for any reason.

No Reliance. You acknowledge that the Company has not provided any information to you concerning the tax consequences associated with the transactions set forth in this Agreement and you represent that you have consulted with your own tax advisers in regard to such tax consequences.

Entire Agreement. This Agreement contains the entire agreement between the parties, including their respective affiliates, concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto; additionally, this Agreement shall supersede the Plan, solely with respect to the treatment of dividends paid with respect to unvested Restricted Stock, in each case only to the extent as specifically set forth above.

Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement and the terms and conditions of the award of the Vested Stock and the Restricted Stock shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement.

[Remainder of Page Intentionally Left Blank]

Your signature will also acknowledge that this letter reflects our final agreement regarding the cancellation of the Options and the award of the Vested Stock and the Restricted Stock and that you agree to abide by the applicable terms of this Agreement (including with respect to the Vested Stock and Restricted Stock, abiding by the terms of the Plan applicable to such grant).

Very truly yours,

Five Below, Inc.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Senior Vice President, Secretary and Treasurer

Dated:	March 22, 2012

ACKNOWLEDGED AND ACCEPTED

/s/ David Schlessinger
David Schlessinger

Dated: March 22, 2012

EXHIBIT A

Guidelines for 83(b) Election

1.	The making of an 83(b) election has serious tax consequences; you are strongly urged to consult a tax professional with regard to this election. An 83(b) election is not required under the Internal Revenue Code of 1986, but it is required as a condition under the Option Cancellation Agreement.

2.	Under an 83(b) election, taxable compensation, if any, is based on value of the stock on the date of grant. Accordingly, you will realize compensation income in this amount as a result of this 83(b) election.

3.	Filing should be made by certified mail, return receipt requested to the Internal Revenue Service Center at which your federal income tax return is filed.

4.	The 83(b) election must be filed with the IRS within 30 days after the stock is transferred to you.

5.	It is recommended that three of the 83(b) election forms be stamped by the IRS as proof of filing. Accordingly, please send a self-addressed stamped envelope and four copies of the 83(b) election form and the enclosed cover letter to the IRS, requesting that three copies of each document be returned. Of these three documents:

a.	1 set of copies is given to Five Below, Inc. (the “Company”)

b.	1 set of copies is filed with your Federal Income Tax Return

c.	1 set of copies may be required to be filed with your State Income Tax Return.

Requirements under state or local income tax laws vary. For example, in some states the filing of an 83(b) election with the Internal Revenue Service constitutes the making of the election under comparable state provisions, while in other states a separate state election is required. You are also urged to consult a tax professional regarding state or local tax implications.

6.	An 83(b) election may not be revoked without consent of the IRS.

7.	Before you submit your 83(b) election to the IRS, please deliver an executed copy of the election to the Company and keep a copy of the election form, the cover letter and the registered mail receipt with your permanent records.

YOU ARE SOLELY RESPONSIBLE FOR TIMELY FILING YOUR SECTION 83(B) ELECTION. THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES DUE TO YOUR FAILURE TO MAKE SUCH ELECTION OR YOUR MAKING SUCH ELECTION. PLEASE NOTE THAT BECAUSE THE PURCHASE PRICE FOR THE STOCK WAS $0.00, YOU WILL NOT BE ENTITLED TO RECOGNIZE A TAXABLE LOSS OR ANY OTHER INCOME TAX DEDUCTION IF THE STOCK IS FORFEITED DUE TO YOUR FAILURE TO SATISFY THE VESTING CONDITIONS.

EXHIBIT B

Restricted Share Award Agreement

(Vested Stock)

AWARD AGREEMENT FOR RESTRICTED SHARES

UNDER THE

FIVE BELOW, INC. EQUITY INCENTIVE PLAN

THIS AWARD AGREEMENT FOR RESTRICTED SHARES (this “Agreement”) is made between Five Below, Inc. (the “Company”) and David Schlessinger (the “Grantee”), dated March 22, 2012 (the “Effective Date”).

WHEREAS, pursuant to the terms of the Option Cancellation Agreement between the Grantee and the Company, dated March 22, 2012 (the “Option Cancellation Agreement”) the Company desires to award 973,325 Restricted Shares to the Grantee under the Five Below, Inc. Equity Incentive Plan, as amended (the “Plan”), pursuant to the terms of this Agreement, and 1,946,648 Restricted Shares pursuant to a separate award agreement

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. As of the Effective Date, pursuant to the Plan and the Option Cancellation Agreement, the Company hereby awards to the Grantee 973,325 Restricted Shares (the “Award”), subject to the restrictions and on the terms and conditions set forth in this Agreement, the Option Cancellation Agreement and the Plan. The terms of the Plan are hereby incorporated into this Agreement by this reference, as though fully set forth herein. Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

2. Vesting of Restricted Shares. The Restricted Shares subject to this Award are fully vested as of the Effective Date and are free from risk of forfeiture as of the Effective Date:

3. Issuance of Shares.

(a) The Company will cause the Restricted Shares to be issued in the Grantee’s name either by book-entry registration or issuance of a stock certificate or certificates. Any shares issued to the Grantee hereunder shall be fully paid and non-assessable.

(b) If any certificate is issued in respect of Restricted Shares, that certificate will be legended as described herein.

4. Dividend Rights. Any dividends in cash, stock or other property made with respect to the Restricted Shares will be made to the Grantee at the time or times as such dividends are otherwise paid to the common shareholders of the Company.

5. Additional Documents. As a condition to the effectiveness of the award of Restricted Shares hereunder:

(a) the Grantee agrees that the Restricted Shares shall be subject to the Second Amended and Restated Shareholders Agreement dated September 1, 2010 by and among the Company and its shareholders (the “Shareholders Agreement”) to which the Grantee is already a party; and

(b) the Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

6. Restriction on Transfer of Restricted Shares. The Restricted Shares or any beneficial interest therein may be transferred, encumbered, pledged or otherwise alienated or disposed of in any way by the Grantee at any time, subject to the transfer restrictions set forth in the Shareholders Agreement.

7. Share Legends. All stock certificates representing the Restricted Shares underlying the Award shall have affixed thereto legends substantially in the following form (as may be modified by the Company in accordance with the Shareholders Agreement), in addition to any other legends required by applicable state law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO FIVE BELOW, INC., THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED SEPTEMBER 1, 2010, BETWEEN FIVE BELOW, INC. AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICES OF FIVE BELOW, INC. SUCH AGREEMENT GRANTS CERTAIN RIGHTS TO FIVE BELOW, INC. (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF FIVE BELOW, INC.’S SHARES. FIVE BELOW, INC. WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

8. Withholding. The Company confirms that on the Effective Date the Grantee has paid to the Company, in cash, an amount equal to the applicable withholding and other taxes that the Company is required to withhold and deposit in connection with the grant of the Restricted Shares to the Grantee.

9. The Plan. The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Restricted Shares subject to all of the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board or its Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or its Committee upon any questions arising under the Plan.

10. Representations and Warranties. By executing this Agreement, the Grantee hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Shares are being acquired for the Grantee’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Grantee and the Company) has or will have a direct or indirect beneficial interest in the Restricted Shares;

(c) The Restricted Shares have not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Shares, there can be no assurance that any such market will ever develop and, therefore, the Grantee may be required to hold the Restricted Shares indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Grantee will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Shares unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is unnecessary; and

(f) The Company is under no obligation to register the Restricted Shares on behalf of the Grantee or to assist the Grantee in complying with any exemption from registration.

11. General Provisions:

(a) This Agreement, together with the Plan, the Option Cancellation Agreement and the Shareholders Agreement, represent the entire agreement between the parties with respect to the award of the Restricted Shares that are subject to this Agreement and may only be modified or amended in a writing signed by both parties.

(b) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Grantee, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(c) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(d) The grant of Restricted Shares hereunder will not confer upon the Grantee any right to continue in service with the Company or any of its subsidiaries or affiliates.

(e) This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement) shall be governed by, and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

(f) This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Award Agreement for Restricted Shares on the 22nd day of March, 2012.

FIVE BELOW, INC.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Senior Vice President, Finance, Secretary and Treasurer

/s/ David Schlessinger
DAVID SCHLESSINGER

EXHIBIT C

Restricted Share Award Agreement

(Restricted Stock)

AWARD AGREEMENT FOR RESTRICTED SHARES

UNDER THE

FIVE BELOW, INC. EQUITY INCENTIVE PLAN

THIS AWARD AGREEMENT FOR RESTRICTED SHARES (this “Agreement”) is made between Five Below, Inc. (the “Company”) and David Schlessinger (the “Grantee”), dated March 22, 2012 (the “Effective Date”).

WHEREAS, pursuant to the terms of the Option Cancellation Agreement between the Grantee and the Company, dated March 22, 2012 (the “Option Cancellation Agreement”) the Company desires to award 1,946,648 Restricted Shares to the Grantee under the Five Below, Inc. Equity Incentive Plan, as amended (the “Plan”), pursuant to the terms of this Agreement, and 973,325 Restricted Shares pursuant to a separate award agreement

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock. As of the Effective Date, pursuant to the Plan and the Option Cancellation Agreement, the Company hereby awards to the Grantee 1,946,648 Restricted Shares (the “Award”), subject to the restrictions and on the terms and conditions set forth in this Agreement, the Option Cancellation Agreement and the Plan. The terms of the Plan are hereby incorporated into this Agreement by this reference, as though fully set forth herein. Capitalized terms used but not defined herein will have the same meaning as defined in the Plan.

2. Vesting of Restricted Shares.

(a) Vesting Schedule. The Award will vest and become free from forfeiture restrictions according to the following schedule:

i. 973,324 Restricted Shares shall vest and become free from risk of forfeiture on the on the first anniversary of the Effective Date; and

ii. 973,324 Restricted Shares shall vest and become free from risk of forfeiture on the on the second anniversary of the Effective Date.

(b) Vesting Upon Certain Events. Notwithstanding the foregoing, upon (i) a “Change in Control Transaction” (as such term is defined in the Employment Agreement between the Grantee and the Company, dated October 14, 2010, as amended (the “Employment Agreement”)), (ii) the Grantee’s termination of employment by the Company and its Affiliates without “Cause” (as such term is defined in the Employment Agreement), (iii) the Grantee’s termination of employment with the Company and its Affiliates due to death or Disability or (iv) the Grantee’s voluntary termination of employment with the Company and its Affiliates due to “Good Reason” (as such term is defined in the Employment Agreement), all of the Restricted Shares underlying the Award will immediately and fully vest and become free from any forfeiture restrictions. If the Grantee’s employment with the Company and its Affiliates terminates or is terminated for any other reason, any Restricted Shares that are then still subject to forfeiture restrictions as of such date shall be immediately forfeited with no other compensation due to the Grantee.

3. Issuance of Shares.

(a) The Company will cause the Restricted Shares to be issued in the Grantee’s name either by book-entry registration or issuance of a stock certificate or certificates. Any shares issued to the Grantee hereunder shall be fully paid and non-assessable.

(b) While the Restricted Shares remain subject to forfeiture to the Company pursuant to Section 2 above, the Company will cause an appropriate stop-transfer order to be issued and to remain in effect with respect to the Restricted Shares. As soon as practicable following the time that any Restricted Share becomes vested (and provided that appropriate arrangements have been made with the Company for the withholding or payment of any taxes that may be due with respect to such Share), the Company will cause that stop-transfer order to be removed. The Company may also condition delivery of certificates for Restricted Shares upon receipt from the Grantee of any undertakings that it may determine are appropriate to facilitate compliance with federal and state securities laws.

(c) If any certificate is issued in respect of Restricted Shares, that certificate will be legended as described herein and held in escrow by the Company’s secretary or his or her designee. In addition, the Grantee may be required to execute and deliver to the Company a stock power with respect to those Restricted Shares. At such time as those Restricted Shares become vested, the Company will cause a new certificate to be issued without that portion of the legend referencing the previously applicable vesting conditions and will cause that new certificate to be delivered to the Grantee (again, provided that appropriate arrangements have been made with the Grantee for the withholding or payment of any taxes that may be due with respect to such Shares).

4. Dividend Rights. Notwithstanding Section 7(c)(ii) of the Plan, any dividends in cash, stock or other property made with respect to the Restricted Shares will be made to the Grantee at the time or times as such dividends are otherwise paid to the common shareholders of the Company, regardless of whether the Restricted Shares underlying the dividend right are then subject to forfeiture.

5. Tax Consequences. The Grantee acknowledges that the Company has not advised the Grantee regarding the Grantee’s income tax liability in connection with the vesting of the Restricted Shares or an election filed under Section 83(b) of the Code. The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. As provided under the Option Cancellation Agreement, the Grantee has been advised by the Company that he is required to file an election under Section 83(b) of the Code in connection with the grant of the Restricted Shares. THE COMPANY SHALL BEAR NO RESPONSIBILITY OR LIABILITY FOR ANY ADVERSE TAX CONSEQUENCES RESULTING FROM THE GRANTEE’S CODE SECTION 83(b) ELECTION OR FAILURE TO MAKE SUCH ELECTION.

6. Additional Documents. As a condition to the effectiveness of the award of Restricted Shares hereunder:

(a) the Grantee is required to file timely an election under Section 83(b) of the Code, as amended, with respect to the grant of the Restricted Shares (a form of Section 83(b) election has been provided to the Grantee);

(b) the Grantee agrees that the Restricted Shares shall be subject to the Second Amended and Restated Shareholders Agreement dated September 1, 2010 by and among the Company and its shareholders (the “Shareholders Agreement”) to which the Grantee is already a party; and

(c) the Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

7. Restriction on Transfer of Restricted Shares. None of the Restricted Shares or any beneficial interest therein shall be transferred, encumbered, pledged or otherwise alienated or disposed of in any way until they have become vested in accordance with Section 2 of this Agreement. Even after any of the Restricted Shares become transferable pursuant to this Agreement, they will remain subject to the transfer restrictions set forth in the Shareholders Agreement.

8. Share Legends. All stock certificates representing the Restricted Shares underlying the Award shall have affixed thereto legends substantially in the following form (as may be modified by the Company in accordance with the Shareholders Agreement), in addition to any other legends required by applicable state law:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO FIVE BELOW, INC., THAT SUCH REGISTRATION IS NOT REQUIRED. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS OF THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED SEPTEMBER 1, 2010, BETWEEN FIVE BELOW, INC. AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES), A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICES OF FIVE BELOW, INC. SUCH AGREEMENT GRANTS CERTAIN RIGHTS TO FIVE BELOW, INC. (OR ITS ASSIGNEES) UPON THE SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF FIVE BELOW, INC.’S SHARES. FIVE BELOW, INC. WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

9. Withholding. By executing this Agreement, the Grantee further agrees that, no later than the date on which the Grantee make the required 83(b) election, the Grantee will pay to the Company in cash the amount of any applicable withholding and other taxes that the Company is required to withhold and deposit in connection with the Grantee’s making the 83(b) election with respect to the Restricted Shares.

10. The Plan. The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Restricted Shares subject to all of the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board or its Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or its Committee upon any questions arising under the Plan.

11. Representations and Warranties. By executing this Agreement, the Grantee hereby represents, warrants, covenants, acknowledges and/or agrees that:

(a) The Restricted Shares are being acquired for the Grantee’s own account, for investment purposes only, and not for the account of any other person, and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(b) No other person (other than the Grantee and the Company) has or will have a direct or indirect beneficial interest in the Restricted Shares;

(c) The Restricted Shares have not been registered or qualified under the Securities Act or any state securities laws;

(d) There is no public market for the Restricted Shares, there can be no assurance that any such market will ever develop and, therefore, the Grantee may be required to hold the Restricted Shares indefinitely;

(e) In addition to complying with other similar restrictions contained herein, the Grantee will not sell, transfer, pledge, hypothecate or otherwise dispose of any interest in the Restricted Shares unless such interest is registered in accordance with the Securities Act and applicable state securities laws or an exemption from such registration is available and, if required by the Company, an opinion of counsel is delivered to the Company, in a form satisfactory to the Company, that such registration is unnecessary; and

(f) The Company is under no obligation to register the Restricted Shares on behalf of the Grantee or to assist the Grantee in complying with any exemption from registration.

12. General Provisions:

(a) This Agreement, together with the Plan, the Option Cancellation Agreement and the Shareholders Agreement, represent the entire agreement between the parties with respect to the award of the Restricted Shares that are subject to this Agreement and may only be modified or amended in a writing signed by both parties.

(b) Neither this Agreement nor any rights or interest hereunder shall be assignable by the Grantee, his beneficiaries or legal representatives, and any purported assignment in violation hereof shall be null and void.

(c) Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(d) The grant of Restricted Shares hereunder will not confer upon the Grantee any right to continue in service with the Company or any of its subsidiaries or affiliates.

(e) This Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement) shall be governed by, and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

(f) This Agreement may be executed, including execution by facsimile signature, in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Award Agreement for Restricted Shares on the 22nd day of March, 2012.

FIVE BELOW, INC.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Senior Vice President, Finance, Secretary and Treasurer

/s/ David Schlessinger
DAVID SCHLESSINGER